UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 10, 2006

Lexington Corporate Properties Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-12386	13-3717318
(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015
New York, New York	10119-4015
(Address of Principal Executive Offices)	(Zip Code)

(212) 692-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Lexington Corporate Properties Trust (the “Trust”) is electing to reclassify the presentation of distributions from its investments in non-consolidated entities from operating activities to investing activities in the Trust’s Condensed Consolidated Statements of Cash Flows. The effect of the change is $6,468,000 and $2,786,000 for the six months ended June 30, 2006 and 2005, respectively, and $2,887,000 and $513,000 for the three months ended March 31, 2006 and 2005, respectively, and represents distributions in excess of accumulated earnings from these investments accounted for on the equity method.

This change in classification does not affect the total net change in cash and cash equivalents for the six months ended June 30, 2006 and 2005 and the three months ended March 31, 2006 and 2005 and has no impact on the Trust’s condensed consolidated balance sheets, condensed consolidated statements of income, condensed consolidated statements of comprehensive income or the related income per share amounts for the applicable periods.

This Current Report on Form 8-K updates Items 1 and 2 of the Trust’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2006 and March 31, 2006 (the “Quarterly Reports”), to reflect the reclassification. The updates to the Quarterly Reports speak as of the respective dates of the original Quarterly Reports, August 9, 2006 and May 5, 2006, and do not reflect events occurring after the filing of such report or update or modify the disclosures therein in any way other than the updates to Items 1 and 2 of the Quarterly Reports.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits
99.1	Updated Items on the Quarterly Report on Form 10-Q for the quarter ended June 30, 2006
(a) Item 1 Financial Statements
(b) Item 2 Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Updated Items on the Quarterly Report on Form 10-Q for the quarter ended March 31, 2006
(a) Item 1 Financial Statements
(b) Item 2 Management’s Discussion and Analysis of Financial Condition and Results of Operations

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Corporate Properties Trust

Date: October 10, 2006	By:	/s/ Patrick Carroll
Patrick Carroll
Chief Financial Officer

Exhibit Index

99.1	Updated Items on the Quarterly Report on Form 10-Q for the quarter ended June 30, 2006
(a) Item 1 Financial Statements
(b) Item 2 Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Updated Items on the Quarterly Report on Form 10-Q for the quarter ended March 31, 2006
(a) Item 1 Financial Statements
(b) Item 2 Management’s Discussion and Analysis of Financial Condition and Results of Operations